Brown Brothers Harriman Trust Company (Cayman) Limited
                          Butterfield House, 4th Floor
                           Fort Street, P.O. Box 2330
                            George Town, Grand Cayman
                               Cayman Islands, BWI


                                                              May 19, 1997


Emerging Markets Portfolio
Butterfield House, 4th Floor
Fort Street, P.O. Box 2330
George Town, Grand Cayman
Cayman Islands, BWI

Ladies and Gentlemen:

         With respect to our purchase from you of a beneficial interest in Emerging Markets Portfolio (the "Portfolio"), at the purchase price of $100,000 (the "Initial Interest Amount"), we hereby advise you that we are purchasing the Initial Interest Amount with no intention to dispose of it through withdrawal from the Portfolio.


                                         Very truly yours,

                                         BROWN BROTHERS HARRIMAN TRUST
                                         COMPANY (CAYMAN) LIMITED


                                         By  : /s/CHERI BAUMANN
                                         Name: Cheri Baumann
                                         Title: Vice President
WS5484



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                   Signature Financial Group (Cayman) Limited
                                  P.O. Box 2494
                           Elizabeth Square, 2nd Floor
                            George Town, Grand Cayman
                               Cayman Island, BWI


                                                              May 19, 1997


Emerging Markets Portfolio
Butterfield House, 4th Floor
Fort Street, P.O. Box 2330
George Town, Grand Cayman
Cayman Island, BWI

Ladies and Gentlemen:

         With respect to our purchase from you of a beneficial interest in Emerging Markets Portfolio (the "Portfolio"), at the purchase price of $100 (the "Initial Interest Amount"), we hereby advise you that we are purchasing the Initial Interest Amount with no intention to dispose of it through withdrawal from the Portfolio.


                                          Very truly yours,

                                          SIGNATURE FINANCIAL GROUP (CAYMAN)
                                          LIMITED


                                          By  : /s/SUSAN JAKUBOSKI
                                          Name: Susan Jakuboski
                                          Title: Vice President
WS5484